Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-I

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 08/15/2002


Blended Coupon 6.4825%


Excess Protection Level
3 Month Average   7.52%
April, 2001   7.34%
March, 2001   7.96%
February, 2001   7.27%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 7.30%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,425,622,873.29